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Master Maintenance & Support Agreement (Kyocera Mita)	CONFIDENTIAL

MASTER MAINTENANCE AND SUPPORT AGREEMENT

This Master Maintenance and Support Agreement (this “Agreement” or “MMSA”) is entered into effective as of February 1, 2005 (the “Effective Date”), by and between Kyocera Mita Corporation, a Japanese corporation, (“KYOCERA MITA”) and Peerless Systems Corporation, a Delaware Corporation (“PEERLESS”). Each of KYOCERA MITA and PEERLESS is sometimes referred to as a “Party” and jointly as “Parties.”

This MMSA relates to Maintenance and Product Support Services to be provided with respect to certain PEERLESS software and hardware products arising out of the Memorandum of Understanding between the Parties effective as of February 1, 2005 (“MOU”) and the Master Development Agreement between the Parties effective as of February 1, 2005 , (“MDA”) and/or licensed to KYOCERA MITA under the Master Technology License Agreement dated April 1, 1997, entered into between PEERLESS and Kyocera Corporation, and transferred to KYOCERA MITA on April 1, 2002, as amended (“MTLA”) and the PS-LSAs thereto.

Maintenance and Product Support Services are provided hereunder only for products owned by PEERLESS. No support or maintenance is provided hereunder for products owned by Adobe Systems Incorporated (“Adobe”), Novell, Inc. (“Novell”) or other third party products. Maintenance and support with respect to any Adobe or Novell or other third party products are as set forth in the separate license agreements covering such products.

Section 1 - Definitions

1.0 Definitions. For the purposes of this Agreement, all capitalized terms used in this Agreement shall have the meaning specified herein or, if not defined herein, then the meaning specified in the MOU, MDA, MTLA and/or applicable PS-LSA.

1.1 “Product Failure” means any “bug,” error, unresolved problem or defect in a Supported Product or failure by a Supported Product to conform or perform materially in accordance with the applicable Product Specifications, all of the foregoing that is reproducible by PEERLESS.

1.2 “Supported Product” means the Deliverables, including without limitation any Peerless Licensed Product.

Section 2 - Engineering Support

2.0 Engineering Support . [REDACTED].

2.1 Telephone and E-Mail Support. PEERLESS shall provide Maintenance and Product Support Services to address Product Failures by telephone and e-mail to KYOCERA MITA during PEERLESS’ normal working hours (0800 to 1700 Pacific Time - Time Zone ‘U’)). KYOCERA MITA shall provide PEERLESS the name(s) of up to five (5) of its or its Affiliate’s employee(s) that shall be the sole and exclusive employee(s) that may contact PEERLESS with questions regarding the Supported Products (the “KMC Representatives”). KYOCERA MITA, with reasonable prior notice to PEERLESS, may replace any such KMC Representatives at its discretion.

2.2 Service Obligations. All reports of Product Failures by KYOCERA MITA must be made to PEERLESS in writing including via email. If KYOCERA MITA reports a Product Failure to PEERLESS, PEERLESS shall promptly respond to such report and, subject to the terms and conditions of this Agreement, shall promptly begin to attempt to remedy in good faith the Product Failure. The engineering support services set forth herein shall be expressly contingent upon the following conditions:

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Master Maintenance & Support Agreement (Kyocera Mita)	CONFIDENTIAL

(a) KYOCERA MITA provides reasonable access to the Supported Products for which support is required, together with any software, hardware and materials which PEERLESS does not have and which are necessary for PEERLESS to reproduce a Product Failure and to test and evaluate any proposed resolution of the Product Failure, in accordance with KYOCERA MITA’s reasonable security and confidentiality procedures.

(b) KYOCERA MITA has not exceeded the scope of the license for the Supported Products as provided in the applicable PS-LSA.

2.4 Support Location. All Maintenance and Product Support Services enumerated in this Agreement shall be provided from PEERLESS’ El Segundo, California facility unless the Parties mutually agree in good faith that it is necessary to provide such services at a KYOCERA MITA Facility, in which case KYOCERA MITA shall reimburse PEERLESS for all reasonable travel, accommodation and living expenses approved in advance in writing by KYOCERA MITA.

2.5 Software Releases. If the resolution of a KYOCERA MITA identified Product Failure is addressed by the Maintenance and Product Support Services identified in Section 2.0 (and more specifically the 2021 chargeable man hours provided therein) results in the creation of an Update Release, PEERLESS shall deliver to the KYOCERA MITA Facility one (1) copy of each of the object code, Source Materials and related documentation for each such Update Release for the Supported Product. Each such Update Release shall be licensed to KYOCERA MITA under the terms of the applicable PS-LSA. In the event that such Update Release cannot be delivered within the Maintenance and Product Support Services identified in Section 2.0 (specifically the 2021 chargeable man hours), then no such Update Release delivery shall be required. It is agreed between the Parties that in such a circumstance completion of such Update Release delivery maybe completed, under KYOCERA MITA’s sole option, through the purchase of additional engineering support hours.

2.6 Peerless Response Times. PEERLESS shall, within [REDACTED] after PEERLESS’ receipt of written notification by KYOCERA MITA of a Product Failure, respond to KYOCERA MITA and provide either a schedule for resolution for that KYOCERA MITA identified Product Failure or a date on which such a schedule shall be provided by PEERLESS. In the development of a schedule for the resolution of any KYOCERA MITA identified Product Failure, PEERLESS shall use planning assumptions that reflect PEERLESS’ best efforts. [REDACTED]. If KYOCERA MITA desires PEERLESS to undertake such activities, KYOCERA MITA may, at its sole option, purchase additional engineering support hours required to complete such activities.

Section 3 - Maintenance and Support Fees; Products Covered

3.0 Payment. KYOCERA MITA shall make all payments due hereunder in full, without any deduction or set-off, within forty-five (45) calendar days of the date of PEERLESS’ invoice. All payments made hereunder are non-refundable, non-transferable and non-cancelable.

3.1 Supported Products Covered. This MMSA shall cover each Supported Product upon acceptance of that Supported Product as determined under the MDA and applicable Project Addendum thereto or a PS-LSA, as applicable.

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Master Maintenance & Support Agreement (Kyocera Mita)	CONFIDENTIAL

Section 4 -Disclaimers, Limitations of Liability and Indemnity

4.0 Exclusions. PEERLESS shall not have any obligation to provide Maintenance and Product Support Services hereunder to any KYOCERA MITA Product that is not defined in a Project Addendum to the MDA or in an applicable LSA.

4.1 Disclaimer of Warranties. PEERLESS shall perform all Maintenance and Product Support Services under this MMSA in a professional and workmanlike manner. EXCEPT AS PROVIDED IN THE FIRST SENTENCE OF THIS SECTION 4.1, NEITHER PARTY MAKES ANY WARRANTIES UNDER THIS MMSA. EXCEPT AS PROVIDED IN THE FIRST SENTENCE OF THIS SECTION 4.1, EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES UNDER THIS MMSA, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

4.2 Limitations of Liability and Exclusion of Damages.  Each party’s liability under this Agreement shall be limited as set forth in Section 8 of the MDA (notwithstanding any expiration or termination of the MDA).

4.3 Indemnity and Remedies. Indemnity and remedies with respect to any Update Release or other materials provided hereunder shall be as provided for Licensed Products under the MTLA and applicable PS-LSA.

Section 5 -Term, Renewal and Termination

5.0 Term. The initial term of this Agreement shall commence on the Effective Date of this Agreement and shall remain in effect for the later of [REDACTED]

5.1 Termination. KYOCERA MITA may terminate this Agreement with respect to any or all of the Supported Products at any time upon thirty (30) days written notice.

Section 6 - General

6.0 Ownership. Notwithstanding anything contained in this Agreement to the contrary, ownership of all intellectual property in connection with this MMSA is as set forth in Section 7 of the MOU (notwithstanding any expiration or termination of the MOU).

6.1 Proprietary Rights Notices. KYOCERA MITA shall not remove, obscure or modify any PEERLESS copyright, trademark or confidentiality notices or marks.

6.2 Obligations to Observe Confidentiality. The terms of the NDA shall govern each Party’s obligations to observe confidentiality of the other Party’s Confidential Information.

6.3 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the United States of America and the State of California applicable to contracts wholly executed and wholly to be performed therein, without giving effect to the conflict of law principles thereof. The parties agree that the International Regimes, including but not limited to the United Nations Convention on Contracts for the International Sale of Goods, and Supernational Regimes, including but not limited to NAFTA, shall not apply to this Agreement.

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Master Maintenance & Support Agreement (Kyocera Mita)	CONFIDENTIAL

6.4 Notices. All notices or other communications required hereunder shall be in writing and delivered personally or sent by certified mail, return receipt requested, by facsimile machine, or by a reputable courier service to the parties at the addresses set forth below, or at such other addresses as shall be designated in writing from time to time by either party to the other in accordance with this Section 6.4.

All notices to KYOCERA MITA shall be sent to:

Kyocera Mita Corporation	Tel: 81-3-3708-3846
Yohga Office
2-14-9 Tamagawadai	FAX: 81-3-3708-0423
Setagaya-ku
Tokyo 158-8610 Japan
Attention: General Manager: RD Division 6

All notices to PEERLESS shall be sent to:

Peerless Systems Corporation	Tel: (310)536-0058
2381 Rosecrans Avenue	FAX: (310)727-3623
El Segundo, CA 90245 USA	FAX: (310)297-3142
Attention: Vice President, Business Development

Such notice shall be effective: (i) on the fifth business day following deposit thereof in the mail (via first class air mail), (ii) on the second business day following any such deposit for express delivery, (iii) on the next business day if delivered or via facsimile and (iv) upon receipt if delivered personally.

6.5 Entire Agreement. This Agreement, the MDA, the Project Addenda, the NDA, the MOU, the PS-LSAs, the MTLA (with respect to the PS-LSAs), and any third party software sublicense(s) entered into between the Parties constitute the entire understanding and agreement between PEERLESS and KYOCERA MITA with respect to the matters contemplated herein and supersede any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which are merged herein. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by authorized representatives of both PEERLESS and KYOCERA MITA. Except as specifically provided herein, no remedy available to either party hereunder or relating hereto shall be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No waiver of any provision of this Agreement or any rights or obligations of either party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

6.6 Force Majeure. Except for payment obligations, neither Party shall be responsible for delays nor failures in performance hereunder to the extent that such party was hindered in its performance by any act of God, natural disasters, acts of war or terrorism, riots, labor dispute, or any other occurrence beyond its reasonable control.

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Master Maintenance & Support Agreement (Kyocera Mita)	CONFIDENTIAL

6.7 Severability. If any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms. Without limiting the foregoing, it is expressly understood and agreed that each and every provision of this Agreement which provides for a limitation of liability, disclaimer of warranties, indemnification of a party or exclusion of damages or other remedies is intended by the parties to be severable and independent of any other provision and to be enforced as such. Further, it is expressly understood and agreed that if any remedy hereunder is determined to have failed of its essential purpose, all limitations of liability and exclusions of damages or other remedies set forth herein shall remain in effect.

6.8 Intentional Risk Allocation. PEERLESS and KYOCERA MITA each acknowledges that the provisions of the Agreement were negotiated to reflect an informed voluntary allocation between them of all the risks, both known and unknown associated with the transactions associated with this Agreement. The disclaimers and limitations in this Agreement are intended to limit the circumstances of liability and the forms of relief available.

6.9 Relationship Between Parties. Nothing contained herein shall be deemed to create a joint venture or partnership or agency relationship between PEERLESS and KYOCERA MITA. Neither party shall have the right or authority to, and each party shall not, assume or create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or bind the other party in any manner. Nothing set forth herein shall be deemed to confer upon any person or entity other than the parties hereto a right of action either under this Agreement or in any manner whatsoever.

6.10 Currency. All payments required to be made hereunder shall be made in the lawful currency of the United States of America.

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Master Maintenance & Support Agreement (Kyocera Mita)	CONFIDENTIAL

The person signing this Agreement on behalf of a Party represents and warrants that he or she is authorized to sign on behalf of such Party. Each Party is signing only for itself and not for any subsidiary or Affiliate.

KYOCERA MITA CORPORATION By:	PEERLESS SYSTEMS CORPORATION By:
/S/ Katsumi Komaguchi (Authorized Signature)	/S/ Richard L. Roll (Authorized Signature)
Name: Katsumi Komaguchi	Name: Richard L. Roll
Title: President	Title: President and CEO
Date: April 10, 2007	Date: April 17, 2007